Exhibit 99.2

Second Quarter 2011

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2011

Contact: William T. Camp Executive Vice President and Chief Financial Officer E-mail: bcamp@writ.com	6110 Executive Boulevard Suite 800 Rockville, MD 20852 (301) 984-9400 (301) 984-9610 fax

Company Background and Highlights Second Quarter 2011

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, industrial/flex, retail, and multifamily properties and land for development.

In the second quarter of 2011, WRIT entered into a joint venture with Crimson Partners to develop a six-story, 150 unit mid-rise apartment community in Arlington, Virginia. The joint venture purchased the proposed development site, which is approximately 37,000 square feet and located at the corner of North Glebe Road and North Carlin Springs Road, across the street from Ballston Common Mall and within walking distance of the Ballston Metro Station and one of the busiest Harris Teeter grocery stores in the metro region. The total cost of the project is estimated to be $43.5 million, with a projected stabilized return on cost between 7.0-8.0%. WRIT will be a 90% owner of the joint venture. Crimson Partners will be a 10% owner and responsible for the development, construction and lease-up of the property, with WRIT having management and leasing responsibilities. Construction is projected to commence in second quarter 2012 and will last approximately 15-18 months.

As previously announced, WRIT is under contract to purchase John Marshall II, a 223,000 square foot office building located at 8283 Greensboro Drive in Tysons Corner, Virginia, for $73.5 million. The purchase is subject to the assumption of a $54.3 million 5.79% loan. WRIT anticipates closing on this acquisition in the third quarter of 2011.

WRIT completed the sale of Dulles Station West Phase I, a 180,000 square foot office building in Herndon, Virginia, for $58.8 million. WRIT acquired the land for Dulles Station West Phases I and II in 2005 and completed construction on Phase I in 2007. It is 100% leased to tenants including IBM and National Student Clearinghouse. Phase II, which was not included in the transaction, is zoned for future development of a 340,000 square foot office building.

Subsequent to quarter end, WRIT replaced and expanded one of its two unsecured credit facilities, increasing its size from $262 million to $400 million. An accordion feature allows WRIT to increase the facility to $600 million, subject to additional lender commitments. The new facility matures July 1, 2014 with a one-year extension option and bears interest at a rate of LIBOR plus a margin of 122.5 basis points based on WRIT’s current credit rating. The lead arranger and bookrunner for the facility is Wells Fargo Securities, LLC. Wells Fargo Bank, National Association, is administrative agent and issuing bank.

WRIT signed commercial leases for 414,000 square feet with an average lease term of 6.1 years. The average rental rate increase on new and renewal leases was 11.0% on a GAAP basis and -1.2% on a cash basis. Commercial tenant improvement costs were $12.99 per square foot and leasing costs were $8.92 per square foot for the quarter.

As of June 30, 2011, WRIT owned a diversified portfolio of 86 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units, and land held for development. These 86 properties consist of 26 office properties, 18 medical office properties, 16 industrial/flex properties, 15 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector* Second Quarter 2011

With investments in the office, medical office, industrial/flex, retail and multifamily segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*Excludes	discontinued operations:

Sold Properties: Dulles Station Phase I.

Certain statements in our earnings release and on our conference call are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2010 Form 10-K and first quarter 2011 Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data Table of Contents June 30, 2011

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Debt Covenant Compliance	10
Capital Analysis	11

Portfolio Analysis
Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Same-Store Portfolio Net Operating Income (NOI) Summary	13
Same-Store Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Net Operating Income (NOI) by Region	16
Same-Store Portfolio & Overall Physical Occupancy Levels by Sector	17
Same-Store Portfolio & Overall Economic Occupancy Levels by Sector	18

Tenant Analysis
Commercial Leasing Summary	19
10 Largest Tenants - Based on Annualized Base Rent	20
Industry Diversification	21
Lease Expirations as of June 30, 2011	22

Growth and Strategy
2011 Acquisition and Disposition Summary	23

Appendix
Schedule of Properties	24-25
Supplemental Definitions	26

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
OPERATING RESULTS
Real estate rental revenue	$80,570	$78,155	$74,012	$73,585	$72,402
Real estate expenses	(26,214)	(26,088)	(23,456)	(24,164)	(23,172)

54,356	52,067	50,556	49,421	49,230

Real estate depreciation and amortization	(25,459)	(24,750)	(23,384)	(23,327)	(22,720)

Income from real estate	28,897	27,317	27,172	26,094	26,510

Other income	310	306	318	289	297
Acquisition costs	(322)	(1,649)	(709)	12	(409)
Gain from non-disposal activities	—	—	3	4	—
Gain (loss) on extinguishment of debt	—	—	(8,896)	(238)	—
Interest expense	(17,097)	(17,126)	(17,801)	(16,965)	(16,785)
General and administrative	(4,049)	(3,702)	(3,951)	(3,153)	(3,519)

Income (loss) from continuing operations	7,739	5,146	(3,864)	6,043	6,094
Discontinued operations:
Income (loss) from operations of properties sold or held for sale	(10)	(458)	822	615	985
Income tax expense	(1,173)
Gain on sale of real estate	—	—	13,657	—	7,942

Income from discontinued operations	(1,183)	(458)	14,479	615	8,927

Net income	6,556	4,688	10,615	6,658	15,021
Less: Net income from noncontrolling interests	(34)	(23)	(24)	(33)	(27)

Net income attributable to the controlling interests	$6,522	$4,665	$10,591	$6,625	$14,994

Per Share Data
Net income attributable to the controlling interests	$0.10	$0.07	$0.16	$0.10	$0.24

Fully diluted weighted average shares outstanding	65,989	65,907	64,536	63,055	61,287

Percentage of Revenues:
Real estate expenses	32.5%	33.4%	31.7%	32.8%	32.0%
General and administrative	5.0%	4.7%	5.3%	4.3%	4.9%

Ratios:
Adjusted EBITDA / Interest expense	3.0	x	2.8	x	2.7	x	2.8	x	2.8	x
Income from continuing operations attributable to the controlling interest/Total real estate revenue	9.6%	6.6%	-5.3%	8.2%	8.4%

Net income attributable to the controlling interest/Total real estate revenue	8.1%	6.0%	14.3%	9.0%	20.7%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Assets
Land	$475,458	$475,458	$432,149	$403,333	$403,315
Income producing property	2,022,986	2,013,854	1,938,629	1,875,405	1,867,057

	2,498,444	2,489,312	2,370,778	2,278,738	2,270,372
Accumulated depreciation and amortization	(576,605)	(555,578)	(534,570)	(514,337)	(494,127)

Net income producing property	1,921,839	1,933,734	1,836,208	1,764,401	1,776,245
Development in progress, including land held for development	39,413	26,263	26,240	26,103	25,952

Total real estate held for investment, net	1,961,252	1,959,997	1,862,448	1,790,504	1,802,197

Investment in real estate held for sale, net	—	40,868	41,892	75,684	76,385
Cash and cash equivalents	42,886	12,480	78,767	262,413	13,338
Restricted cash	23,550	24,316	21,552	19,858	21,567
Rents and other receivables, net of allowance for doubtful accounts	56,461	53,278	49,227	49,171	46,072
Prepaid expenses and other assets	103,027	108,042	96,466	92,878	85,246
Other assets related to properties sold or held for sale	—	17,231	17,529	20,471	22,035

Total assets	$2,187,176	$2,216,212	$2,167,881	$2,310,979	$2,066,840

Liabilities and Equity
Notes payable	$659,934	$753,692	$753,587	$930,201	$689,007
Mortgage notes payable	378,469	379,333	380,171	381,109	381,929
Lines of credit/short-term note payable	245,000	160,000	100,000	100,000	107,000
Accounts payable and other liabilities	57,445	60,129	51,036	53,854	54,169
Advance rents	13,619	12,722	12,589	10,586	10,196
Tenant security deposits	9,988	10,040	9,418	9,418	9,299
Other liabilities related to properties sold or held for sale	—	480	222	951	22,945

Total Liabilities	1,364,455	1,376,396	1,307,023	1,486,119	1,274,545

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	661	660	659	642	625
Additional paid-in capital	1,133,823	1,130,297	1,127,825	1,074,308	1,020,768
Distributions in excess of net income	(316,134)	(293,860)	(269,935)	(251,964)	(230,942)
Accumulated other comprehensive income (loss)	(636)	(1,057)	(1,469)	(1,906)	(1,949)

Total shareholders’ equity	817,714	836,040	857,080	821,080	788,502
Noncontrolling interests in subsidiaries	5,007	3,776	3,778	3,780	3,793

Total equity	822,721	839,816	860,858	824,860	792,295

Total liabilities and equity	$2,187,176	$2,216,212	$2,167,881	$2,310,979	$2,066,840

Total Debt / Total Market Capitalization	0.37:1	0.39:1	0.38:1	0.41:1	0.41:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$6,522	$4,665	$10,591	$6,625	$14,994
Real estate depreciation and amortization	25,459	24,750	23,384	23,327	22,720
Gain from non-disposal activities	—	—	(3)	(4)	—
Discontinued operations:
Gain on sale of real estate	—	—	(13,657)	—	(7,942)
Income tax expense	1,173	—	—	—	—
Real estate depreciation and amortization	—	499	807	951	949

Funds From Operations (FFO)	$33,154	$29,914	$21,122	$30,899	$30,721

Loss (gain) on extinguishment of debt	—	—	8,896	238	—
Real estate impairment	—	599	—	—	—
Acquisition costs	322	1,649	709	(12)	409

Core FFO (1)	$33,476	$32,162	$30,727	$31,125	$31,130

FFO per share - basic	$0.50	$0.45	$0.33	$0.49	$0.50
FFO per share - fully diluted	$0.50	$0.45	$0.33	$0.49	$0.50

Core FFO per share - fully diluted	$0.51	$0.49	$0.48	$0.49	$0.51

Funds available for distribution(1)
FFO	$33,154	$29,914	$21,122	$30,899	$30,721
Non-cash (gain)/loss on extinguishment of debt	—	—	2,922	238	—
Tenant improvements	(1,950)	(2,370)	(6,373)	(2,863)	(2,331)
External and internal leasing commissions capitalized	(1,116)	(2,232)	(2,089)	(3,387)	(1,767)
Recurring capital improvements	(3,072)	(691)	(1,698)	(1,377)	(1,999)
Straight-line rent, net	(586)	(657)	(951)	(1,099)	(812)
Non-cash fair value interest expense	191	179	345	760	783
Non-real estate depreciation and amortization	888	874	889	1,094	993
Amortization of lease intangibles, net	(413)	(278)	(437)	(413)	(405)
Amortization and expensing of restricted share and unit compensation	1,488	1,257	1,553	1,311	1,355
Real estate impairment	—	599	—	—	—

Funds Available for Distribution (FAD)	$28,584	$26,595	$15,283	$25,163	$26,538

Cash loss (gain) on extinguishment of debt	—	—	5,974	—	—
Acquisition costs	322	1,649	709	(12)	409

Core FAD (1)	$28,906	$28,244	$21,966	$25,151	$26,947

FAD per share - basic	$0.43	$0.40	$0.24	$0.40	$0.43
FAD per share - fully diluted	$0.43	$0.40	$0.24	$0.40	$0.43

Core FAD per share - fully diluted	$0.44	$0.43	$0.34	$0.40	$0.44

Common dividend per share	$0.4338	$0.4338	$0.4338	$0.4325	$0.4325

Average shares - basic	65,954	65,885	64,536	62,894	61,171
Average shares - fully diluted	65,989	65,907	64,536	63,055	61,287

(1)	See “Supplemental Definitions” on page 26 of this supplemental for the definitions of FFO, Core FFO, FAD and Core FAD.

Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$6,522	$4,665	$10,591	$6,625	$14,994
Add:
Interest expense, including discontinued operations	17,097	17,126	17,801	17,100	17,013
Real estate depreciation and amortization, including discontinued operations	25,459	25,249	24,191	24,278	23,669
Income tax expense	1,173	—	—	—	—
Real estate impairment	—	599	—	—	—
Non-real estate depreciation	248	268	279	277	274
Less:
Gain on sale of real estate	—	—	(13,657)	—	(7,942)
Loss (gain) on extinguishment of debt	—	—	8,896	238	—
Gain from non-disposal activities	—	—	(3)	(4)	—

Adjusted EBITDA	$50,499	$47,907	$48,098	$48,514	$48,008

(1)

Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long-Term Debt Analysis (In thousands, except per share amounts)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
Balances Outstanding

Secured
Conventional fixed rate	$378,469		$379,333		$380,171		$381,109		$403,612	(1)

Secured total	378,469		379,333		380,171		381,109		403,612

Unsecured
Fixed rate bonds and notes	659,934		753,692		753,587		930,201		689,007
Credit facility	245,000		160,000		100,000		100,000		107,000

Unsecured total	904,934		913,692		853,587		1,030,201		796,007

Total	$1,283,403		$1,293,025		$1,233,758		$1,411,310		$1,199,619

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%		5.9%		5.9%

Secured total	5.9%		5.9%		5.9%		5.9%		5.9%

Unsecured
Fixed rate bonds	5.4%		5.4%		5.4%		5.5%		5.7%
Credit facilities	1.4	%(2)	1.8	%(2)	2.5	%(2)	2.5	%(2)	2.4	%(2)

Unsecured total	4.3%		4.8%		5.1%		5.2%		5.3%

Average	4.8%		5.1%		5.4%		5.4%		5.5%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $6.4 million and $2.7 million, respectively.

(1)

Balance includes the mortgage note payable secured by The Ridges, a property we sold on December 21, 2010, which has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

(2)

On December 1, 2009, we borrowed $100.0 million on our lines of credit in order to prepay a $100.0 million term loan. From February 20, 2010 through June 30, 2011, an interest rate swap effectively fixed the interest rate at 2.525%. From July 1, 2011 through November 1, 2011, the interest rate swap effectively fixes the interest rate at 2.845%.

Long-Term Debt Analysis (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2011	$11,302	$2,659	$—	$13,961	5.4%
2012	42,489	50,000	74,000	166,489	3.2%
2013	85,504	60,000	—	145,504	5.4%
2014	1,516	100,000	171,000	272,516	3.1%
2015	20,040	150,000	—	170,040	5.3%
2016	82,281	—	—	82,281	5.7%
2017	103,193	—	—	103,193	7.2%
2018	1,402	—	—	1,402	5.4%
2019	32,061	—	—	32,061	5.4%
2020	688	250,000	—	250,688	5.1%
Thereafter	4,353	50,000	—	54,353	7.2%

Total maturities	$384,829	$662,659	$245,000	$1,292,488	4.8%

Weighted average maturity = 5.0 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended June 30, 2011	Covenant	Quarter Ended June 30, 2011	Covenant	Quarter Ended June 30, 2011	Covenant
% of Total Indebtedness to Total Assets(1)	41.5%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	12.2%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.4	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$1.1 billion	≥ $808.6 million	$843.7 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	52.1%	≤ 60.0%	50.5%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	13.7%	≤ 35.0%	13.3%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.66	≥ 1.75	2.66	≥ 1.50
Ratio of Unencumbered Pool Value(8) to Unsecured Indebtedness	N/A	N/A	2.27	≥ 1.67	2.31	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A	N/A	3.45	≥ 2.00
% of Development in Progress to Gross Asset Value(5)	N/A	N/A	1.4%	≤ 30.0%	N/A	N/A
% of Non-Wholly Owned Assets(7) to Gross Asset Value(5)	N/A	N/A	2.1%	≤ 15.0%	N/A	N/A
Ratio of Investments(9) to Gross Asset Value(5)	N/A	N/A	N/A	N/A	1.4%	≤ 15.0%

(1)

Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)

Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)	Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4)	EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.
(5)

Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6)	Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7)

Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(8)

Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and, for Unsecured Line of Credit #1 only, development in progress.

(9)	Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
Market Data

Shares Outstanding	66,017		65,941		65,870		64,093		62,380
Market Price per Share	$32.52		$31.09		$30.99		$31.73		$27.59
Equity Market Capitalization	$2,146,873		$2,050,106		$2,041,311		$2,033,671		$1,721,064

Total Debt	$1,283,403		$1,293,025		$1,233,758		$1,411,310		$1,199,619	(3)
Total Market Capitalization	$3,430,276		$3,343,131		$3,275,069		$3,444,981		$2,920,683

Total Debt to Market Capitalization	0.37:1		0.39:1		0.38:1		0.41:1		0.41:1

Earnings to Fixed Charges(1)	1.4	x	1.3	x	0.8	x	1.3	x	1.3	x
Debt Service Coverage Ratio(2)	2.8	x	2.6	x	2.5	x	2.7	x	2.7	x

Dividend Data

Total Dividends Paid	$28,621		$28,587		$28,438		$27,485		$26,677
Common Dividend per Share	$0.4338		$0.4338		$0.4338		$0.4325		$0.4325
Payout Ratio (Core FFO per share basis)	85.0%		88.5%		90.4%		88.3%		84.8%
Payout Ratio (Core FAD per share basis)	98.6%		100.9%		127.6%		108.1%		98.3%
Payout Ratio (FAD per share basis)	100.9%		108.4%		180.7%		108.1%		100.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.
(3)

“Total Debt” balance includes a $22.5 million mortgage notes payable secured by The Ridges, a property we sold on December 21, 2010, that has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2011 vs. 2010

	Second Quarter(1)		Year to Date(1)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	6.2%	3.7%	10.0%	3.5%
Office Buildings	0.7%	1.9%	0.9%	2.3%
Medical Office Buildings	3.2%	3.4%	1.0%	3.4%
Retail Centers	-5.9%	1.9%	-3.9%	1.2%
Industrial/Flex	10.0%	2.5%	5.1%	3.1%

Overall Same-Store Portfolio	2.0%	2.5%	2.0%	2.6%

	Second Quarter(1)		Year to Date(1)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	6.2%	3.8%	9.8%	3.5%
Office Buildings	-1.2%	0.6%	-1.3%	1.2%
Medical Office Buildings	4.2%	4.0%	1.5%	3.8%
Retail Centers	-7.4%	1.9%	-3.5%	1.4%
Industrial/Flex	8.2%	1.2%	3.6%	2.0%

Overall Same-Store Portfolio	0.9%	1.9%	1.0%	2.1%

[1]	Non same-store properties were:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties: Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;

Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

Same-Store Portfolio Net Operating Income (NOI) Summary (In thousands)

	Three Months Ended June 30,
	2011	2010	% Change

Cash Basis:
Multifamily	$7,641	$7,192	6.2%
Office Buildings	19,766	19,631	0.7%
Medical Office Buildings	7,855	7,611	3.2%
Retail Centers	7,049	7,493	-5.9%
Industrial/Flex	6,096	5,543	10.0%

	$48,407	$47,470	2.0%

GAAP Basis:
Multifamily	$7,850	$7,391	6.2%
Office Buildings	20,236	20,472	-1.2%
Medical Office Buildings	8,113	7,785	4.2%
Retail Centers	7,071	7,634	-7.4%
Industrial/Flex	5,978	5,525	8.2%

	$49,248	$48,807	0.9%

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,709	$30,533	$11,380	$10,290	$8,169	$—	$73,081
Non same-store - acquired and in development [1]	—	5,403	139	1,947	—	—	7,489

Total	12,709	35,936	11,519	12,237	8,169	—	80,570

Real estate expenses
Same-store portfolio	4,859	10,297	3,267	3,219	2,191	—	23,833
Non same-store - acquired and in development [1]	—	1,827	154	400	—	—	2,381

Total	4,859	12,124	3,421	3,619	2,191	—	26,214

Net Operating Income (NOI)
Same-store portfolio	7,850	20,236	8,113	7,071	5,978	—	49,248
Non same-store - acquired and in development [1]	—	3,576	(15)	1,547	—	—	5,108

Total	$7,850	$23,812	$8,098	$8,618	$5,978	$—	$54,356

Same-store portfolio NOI GAAP basis (from above)	$7,850	$20,236	$8,113	$7,071	$5,978	$—	$49,248
Straight-line revenue, net for same-store properties	(17)	(284)	(163)	71	161	—	(232)
FAS 141 Min Rent	(192)	(312)	(105)	(108)	(49)	—	(766)
Amortization of lease intangibles for same-store properties	—	126	10	15	6	—	157

Same-store portfolio NOI, cash basis	$7,641	$19,766	$7,855	$7,049	$6,096	$—	$48,407

Reconciliation of NOI to Net Income
Total NOI	$7,850	$23,812	$8,098	$8,618	$5,978	$—	$54,356
Other income	—	—	—	—	—	310	310
Acquisition costs	—	—	—	—	—	(322)	(322)
Interest expense	(1,702)	(2,244)	(1,319)	(315)	(232)	(11,285)	(17,097)
Depreciation and amortization	(3,137)	(12,629)	(3,973)	(2,787)	(2,603)	(330)	(25,459)
General and administrative	—	—	—	—	—	(4,049)	(4,049)
Discontinued operations[2]	—	(10)	—	—	—	—	(10)
Income tax expense	—	—	—	—	—	(1,173)	(1,173)

Net Income	3,011	8,929	2,806	5,516	3,143	(16,849)	6,556
Net income attributable to noncontrolling interests	—	—	—	—	—	(34)	(34)

Net income attributable to the controlling interests	$3,011	$8,929	$2,806	$5,516	$3,143	$(16,883)	$6,522

[1]	Non same-store acquired and in development properties:

Acquisitions:	Office - 1140 Connectict Avenue, 1227 25th Street and Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

[2]	Discontinued operations include a held for sale property: Office - Dulles Station, Phase I.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$11,914	$30,747	$11,277	$10,200	$7,578	$—	$71,716
Non same-store - acquired and in development [1]	—	675	11	—	—	—	686

Total	11,914	31,422	11,288	10,200	7,578	—	72,402

Real estate expenses
Same-store portfolio	4,523	10,275	3,492	2,566	2,053	—	22,909
Non same-store - acquired and in development [1]	—	152	111	—	—	—	263

Total	4,523	10,427	3,603	2,566	2,053	—	23,172

Net operating income (NOI)
Same-store portfolio	7,391	20,472	7,785	7,634	5,525	—	48,807
Non same-store - acquired and in development [1]	—	523	(100)	—	—	—	423

Total	$7,391	$20,995	$7,685	$7,634	$5,525	$—	$49,230

Same-store portfolio NOI GAAP basis (from above)	$7,391	$20,472	$7,785	$7,634	$5,525	$—	$48,807
Straight-line revenue, net for same-store properties	(7)	(521)	(72)	(72)	57	—	(615)
FAS 141 Min Rent	(192)	(397)	(106)	(80)	(45)	—	(820)
Amortization of lease intangibles for same-store properties	—	77	4	11	6	—	98

Same-store portfolio NOI, cash basis	$7,192	$19,631	$7,611	$7,493	$5,543	$—	$47,470

Reconciliation of NOI to net income
Total NOI	$7,391	$20,995	$7,685	$7,634	$5,525	$—	$49,230
Other income	—	—	—	—	—	297	297
Acquisition costs	—	—	—	—	—	(409)	(409)
Interest expense	(1,710)	(2,356)	(1,348)	(322)	(236)	(10,813)	(16,785)
Depreciation and amortization	(3,446)	(10,549)	(3,909)	(1,778)	(2,702)	(336)	(22,720)
General and administrative	—	—	—	—	—	(3,519)	(3,519)
Discontinued operations[2]	—	457	—	—	528	—	985
Gain on sale of real estate	—	—	—	—	—	7,942	7,942

Net income	2,235	8,547	2,428	5,534	3,115	(6,838)	15,021
Net income attributable to noncontrolling interests	—	—	—	—	—	(27)	(27)

Net income attributable to the controlling interests	$2,235	$8,547	$2,428	$5,534	$3,115	$(6,865)	$14,994

[1]	Non same-store acquired and in development properties:

Acquisitions:	Office - Quanitico Corporate Center Medical Office - Lansdowne Medical Office Building.

[2]	Discontinued operations include held for sale and sold properties: Office - Parklawn Plaza, Saratoga Building, Lexington Building, the Ridges and Dulles Station, Phase I;

Industrial - Charleston Business Center, Ammendale I&II and Amvax.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of Q2 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI		Percentage of Q2 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI

DC			Inside the Beltway
Multifamily	3.3%	3.6%	Multifamily	13.6%	13.8%
Office	17.9%	17.7%	Office	23.2%	23.2%
Medical Office Buildings	1.6%	1.7%	Medical Office Buildings	2.8%	2.9%
Retail	0.7%	0.7%	Retail	6.0%	5.9%
Industrial/Flex	0.0%	0.0%	Industrial/Flex	2.5%	2.6%

	23.5%	23.7%		48.1%	48.4%

Maryland			Outside the Beltway
Multifamily	2.2%	2.2%	Multifamily	0.8%	0.8%
Office	11.2%	11.4%	Office	20.6%	20.3%
Medical Office Buildings	4.3%	4.1%	Medical Office Buildings	12.1%	11.8%
Retail	10.1%	10.5%	Retail	9.9%	10.3%
Industrial/Flex	2.6%	2.8%	Industrial/Flex	8.5%	8.4%

	30.4%	31.0%		51.9%	51.6%

Virginia			Total Portfolio	100.0%	100.0%
Multifamily	8.9%	8.8%
Office	14.4%	14.2%
Medical Office Buildings	9.0%	8.8%
Retail	5.4%	5.3%
Industrial/Flex	8.4%	8.2%

	46.1%	45.3%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties(1)
Sector	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Multifamily	95.6%	95.3%	95.7%	96.4%	95.0%
Office Buildings	88.1%	88.3%	88.4%	88.4%	89.9%
Medical Office Buildings	91.7%	93.5%	93.8%	93.3%	94.1%
Retail Centers	92.3%	92.2%	92.5%	92.2%	94.4%
Industrial / Flex	78.4%	80.2%	78.6%	79.7%	79.3%

Overall Portfolio	88.1%	88.7%	88.5%	88.8%	89.4%

	Physical Occupancy - All Properties
Sector	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Multifamily	95.6%	95.3%	95.7%	96.4%	95.0%
Office Buildings	88.7%	89.1%	89.4%	89.6%	90.8%
Medical Office Buildings	87.3%	88.3%	88.5%	87.8%	88.0%
Retail Centers	92.0%	92.0%	92.1%	92.2%	94.4%
Industrial / Flex	78.4%	80.2%	78.6%	79.5%	79.2%

Overall Portfolio	87.9%	88.5%	88.3%	88.4%	88.9%

[1]	Non same-store properties were:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

Sold and held for sale properties: Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;

Industrial - Charleston Business Center, Ammendale I&II and Amvax.

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Multifamily	94.9%	94.8%	95.5%	95.6%	93.7%
Office Buildings	89.3%	89.4%	88.8%	88.9%	91.3%
Medical Office Buildings	94.0%	94.2%	94.5%	94.8%	95.7%
Retail Centers	92.3%	92.3%	91.4%	91.7%	92.0%
Industrial / Flex	81.9%	81.4%	81.6%	83.1%	82.4%

Overall Portfolio	90.6%	90.5%	90.4%	90.6%	91.4%

	Economic Occupancy - All Properties
Sector	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Multifamily	94.9%	94.8%	95.5%	95.6%	93.7%
Office Buildings	89.7%	90.7%	90.0%	90.1%	91.3%
Medical Office Buildings	90.5%	90.5%	90.3%	90.3%	91.0%
Retail Centers	92.3%	92.0%	91.4%	91.7%	92.0%
Industrial / Flex	81.9%	81.4%	81.9%	83.0%	82.8%

Overall Portfolio	90.2%	90.5%	90.2%	90.3%	90.7%

[1]	Non same-store properties were:

Acquisitions: Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center;

Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

Sold and held for sale properties: Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;

Industrial - Charleston Business Center, Ammendale I&II and Amvax.

Commercial Leasing Summary

	2nd Quarter 2011		1st Quarter 2011		4th Quarter 2010		3rd Quarter 2010		2nd Quarter 2010
Gross Leasing Square Footage
Office Buildings	217,515		138,083		125,367		103,428		149,296
Medical Office Buildings	61,374		43,355		7,136		70,426		92,041
Retail Centers	38,482		78,669		97,055		52,501		113,878
Industrial Centers	96,942		156,134		152,563		103,800		285,628

Total	414,313		416,241		382,121		330,155		640,843

Weighted Average Term (yrs)
Office Buildings	6.9		3.6		5.4		3.8		6.7
Medical Office Buildings	5.5		6.0		3.9		5.3		5.4
Retail Centers	8.2		4.5		8.4		6.2		5.7
Industrial Centers	4.0		4.9		4.5		3.4		4.9

Total	6.1		4.5		5.8		4.4		5.5

	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH

Rental Rate Increases:
Rate on expiring leases
Office Buildings	$23.97	$25.16	$31.41	$32.26	$28.72	$30.30	$27.65	$28.50	$29.71	$30.35
Medical Office Buildings	30.74	32.36	32.91	34.90	35.53	37.37	30.40	32.62	32.29	34.30
Retail Centers	23.67	24.20	15.64	15.91	15.50	16.13	26.01	26.71	16.10	16.38
Industrial Centers	11.40	11.61	10.28	10.54	10.82	11.45	10.36	10.73	10.05	10.46

Total	$22.01	$22.97	$20.66	$21.30	$18.34	$19.31	$22.54	$23.51	$18.90	$19.57

Rate on new leases
Office Buildings	$26.87	$24.74	$30.97	$29.91	$31.39	$29.41	$28.29	$27.09	$31.49	$28.84
Medical Office Buildings	36.13	33.64	37.24	34.76	37.41	36.05	34.94	32.78	39.30	36.44
Retail Centers	25.88	24.34	16.48	16.30	21.79	20.41	30.57	29.36	16.30	16.03
Industrial Centers	10.96	10.48	8.70	8.22	9.80	9.19	9.23	8.92	13.62	13.50

Total	$24.43	$22.69	$20.53	$19.71	$20.44	$19.18	$24.08	$22.95	$21.95	$20.82

Percentage Increase
Office Buildings	12.13%	-1.66%	-1.40%	-7.30%	9.31%	-2.93%	2.34%	-4.93%	6.00%	-5.00%
Medical Office Buildings	17.51%	3.96%	13.14%	-0.41%	5.28%	-3.53%	14.95%	0.51%	21.73%	6.26%
Retail Centers	9.34%	0.60%	5.39%	2.42%	40.57%	26.50%	17.51%	9.91%	1.24%	-2.15%
Industrial Centers	-3.83%	-9.73%	-15.33%	-21.99%	-9.41%	-19.73%	-10.91%	-16.89%	35.57%	29.11%

Total	11.00%	-1.20%	-0.62%	-7.48%	11.47%	-0.69%	6.84%	-2.36%	16.15%	6.39%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot

Tenant Improvements
Office Buildings	$3,965,307	$18.23	$535,267	$3.88	$2,461,273	$19.63	$1,296,481	$12.54	$4,512,498	$30.23
Medical Office Buildings	893,785	14.56	384,336	8.86	86,938	12.18	859,930	12.21	1,610,073	17.49
Retail Centers	265,135	6.89	—	—	288,110	2.97	22,500	0.43	587,775	5.16
Industrial Centers	256,962	2.65	367,313	2.35	166,689	1.09	102,112	0.98	513,745	1.80

Subtotal	$5,381,189	$12.99	$1,286,916	$3.09	$3,003,010	$7.86	$2,281,023	$6.91	$7,224,091	$11.27

Leasing Costs
Office Buildings	$2,374,013	$10.91	$575,877	$4.17	$1,478,644	$11.79	$781,922	$7.56	$3,316,582	$22.21
Medical Office Buildings	716,648	11.68	530,574	12.24	21,703	3.04	362,586	5.15	959,827	10.43
Retail Centers	269,557	7.00	84,464	1.07	423,791	4.37	120,850	2.30	195,025	1.71
Industrial Centers	334,606	3.45	289,927	1.86	371,620	2.44	222,983	2.15	921,870	3.23

Subtotal	$3,694,824	$8.92	$1,480,842	$3.56	$2,295,758	$6.01	$1,488,341	$4.51	$5,393,304	$8.42

Tenant Improvements and Leasing Costs
Office Buildings	$6,339,320	$29.14	$1,111,144	$8.05	$3,939,917	$31.43	$2,078,403	$20.10	$7,829,080	$52.44
Medical Office Buildings	1,610,433	26.24	914,910	21.10	108,641	15.22	1,222,516	17.36	2,569,900	27.92
Retail Centers	534,692	13.89	84,464	1.07	711,901	7.34	143,350	2.73	782,800	6.87
Industrial Centers	591,568	6.10	657,240	4.21	538,309	3.53	325,095	3.13	1,435,615	5.03

Total	$9,076,013	$21.91	$2,767,758	$6.65	$5,298,768	$13.87	$3,769,364	$11.42	$12,617,395	$19.69

10 Largest Tenants - Based on Annualized Rent June 30, 2011

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	48	4.83%	210,354	2.37%
General Services Administration	10	39	3.38%	304,866	3.43%
Advisory Board Company	1	95	2.76%	180,925	2.04%
Patton Boggs LLP	1	70	1.98%	110,566	1.25%
INOVA Health System	7	45	1.90%	109,988	1.24%
Sunrise Assisted Living, Inc.	1	27	1.58%	115,289	1.30%
General Dynamics	2	36	1.14%	88,359	1.00%
Children’s Hospital	3	84	1.05%	69,230	0.78%
Epstein, Becker & Green, P.C.	1	66	1.03%	53,427	0.60%
George Washington University	2	54	1.03%	69,775	0.79%

Total/Weighted Average		54	20.68%	1,312,779	14.80%

Industry Diversification June 30, 2011

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific, and Technical Services	$64,144,223	28.33%	2,232,316	24.37%
Ambulatory Health Care Services	40,710,618	17.98%	1,205,737	13.16%
Credit Intermediation and Related Activities	16,378,237	7.23%	346,093	3.78%
Executive, Legislative & Other General Government Support	12,191,748	5.39%	508,602	5.55%
Religious, Grantmaking, Civic, Professional & Similar Org.	6,886,840	3.04%	202,129	2.21%
Food Services and Drinking Places	6,679,906	2.95%	233,818	2.55%
Educational Services	5,935,241	2.62%	220,458	2.41%
Administrative and Support Services	4,829,839	2.13%	305,960	3.34%
Food and Beverage Stores	4,782,167	2.11%	270,750	2.96%
Nursing and Residential Care Facilities	4,579,437	2.02%	145,010	1.58%
Furniture and Home Furnishings Stores	3,624,548	1.60%	226,672	2.48%
Miscellaneous Store Retailers	3,457,587	1.53%	198,691	2.17%
Broadcasting (except Internet)	3,087,610	1.36%	89,238	0.97%
Sporting Goods, Hobby, Book, and Music Stores	2,827,190	1.25%	168,347	1.84%
Clothing and Clothing Accessories Stores	2,721,962	1.20%	139,874	1.53%
Health and Personal Care Stores	2,668,332	1.18%	76,169	0.83%
Merchant Wholesalers, Durable Goods	2,627,698	1.16%	269,261	2.94%
Personal and Laundry Services	2,512,782	1.11%	87,091	0.95%
Electronics and Appliance Stores	2,200,192	0.97%	145,807	1.59%
Hospitals	2,099,843	0.93%	70,298	0.77%
Merchant Wholesalers, Nondurable Goods	1,864,958	0.82%	197,249	2.15%
Transportation Equipment Manufacturing	1,845,600	0.82%	55,331	0.60%
Real Estate	1,719,830	0.76%	62,350	0.68%
General Merchandise Stores	1,672,527	0.74%	209,452	2.29%
Construction of Buildings	1,552,751	0.69%	98,526	1.08%
Miscellaneous Manufacturing	1,493,143	0.66%	149,604	1.63%
Amusement, Gambling, and Recreation Industries	1,347,594	0.60%	92,791	1.01%
Computer and Electronic Product Manufacturing	1,268,433	0.56%	55,189	0.60%
Printing and Related Support Activities	1,115,972	0.49%	48,775	0.53%
Insurance Carriers and Related Activities	1,095,006	0.48%	40,752	0.45%
Specialty Trade Contractors	973,413	0.43%	108,324	1.18%
Other	15,503,104	6.86%	898,879	9.82%

Total	$226,398,331	100.00%	9,159,543	100.00%

Lease Expirations June 30, 2011

	Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
	2011	63	274,570	7.24%	$8,766,040	$31.93	6.44%
	2012	93	417,868	11.02%	13,192,760	31.57	9.69%
	2013	90	495,692	13.07%	16,009,109	32.30	11.76%
	2014	84	749,358	19.76%	25,763,411	34.38	18.92%
	2015	67	460,164	12.14%	19,326,786	42.00	14.19%
	2016 and thereafter	171	1,394,126	36.77%	53,120,787	38.10	39.00%

		568	3,791,778	100.00%	$136,178,893	$35.91	100.00%

Medical Office:
	2011	31	59,322	5.20%	$2,130,947	$35.92	4.76%
	2012	50	175,511	15.38%	6,477,556	36.91	14.45%
	2013	59	175,597	15.39%	6,190,885	35.26	13.81%
	2014	38	117,899	10.33%	4,597,657	39.00	10.26%
	2015	28	96,157	8.43%	3,665,586	38.12	8.18%
	2016 and thereafter	122	516,713	45.27%	21,756,602	42.11	48.54%

		328	1,141,199	100.00%	$44,819,233	$39.27	100.00%

Retail:
	2011	31	81,161	4.21%	$1,665,713	$20.52	4.02%
	2012	54	159,584	8.27%	3,760,212	23.56	9.08%
	2013	38	293,901	15.24%	4,414,170	15.02	10.66%
	2014	24	98,230	5.09%	2,342,250	23.84	5.66%
	2015	33	303,296	15.72%	5,863,164	19.33	14.16%
	2016 and thereafter	102	992,664	51.47%	23,368,948	23.54	56.42%

		282	1,928,836	100.00%	$41,414,457	$21.47	100.00%

Industrial/Flex:
	2011	20	122,553	5.40%	$1,228,350	$10.02	4.47%
	2012	41	479,587	21.13%	5,303,624	11.06	19.30%
	2013	40	434,815	19.16%	4,907,308	11.29	17.85%
	2014	28	485,739	21.41%	6,097,544	12.55	22.18%
	2015	30	384,738	16.95%	5,754,620	14.96	20.94%
	2016 and thereafter	31	361,812	15.95%	4,195,338	11.60	15.26%

		190	2,269,244	100.00%	$27,486,784	$12.11	100.00%

Total:
	2011	145	537,606	5.89%	$13,791,050	$25.65	5.52%
	2012	238	1,232,550	13.50%	28,734,152	23.31	11.50%
	2013	227	1,400,005	15.33%	31,521,472	22.52	12.61%
	2014	174	1,451,226	15.89%	38,800,862	26.74	15.53%
	2015	158	1,244,355	13.63%	34,610,156	27.81	13.85%
	2016 and thereafter	426	3,265,315	35.76%	102,441,675	31.37	40.99%

		1,368	9,131,057	100.00%	$249,899,367	$27.37	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2011 Acquisition and Disposition Summary June 30, 2011 ($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2011 Leased Percentage	Investment
1140 Connecticut Avenue	Washington, DC	January 11, 2011	184,000	99%	96%	$80,250
1227 25th Street	Washington, DC	March 30, 2011	130,000	72%	72%	47,000
650 North Glebe Road (1)	Arlington, Virginia	June 15, 2011	land for development	N/A	N/A	11,800

		Total	314,000			$139,050

Disposition Summary
		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Dulles Station, Phase 1	Herndon, VA	April 5, 2011	Office	180,000	$58,800	$—

(1)	Acquisition of 37,000 square feet of land in a joint venture to develop a six story, 150 unit apartment community. WRIT is a 90% owner of the joint venture.

Schedule of Properties June 30, 2011

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	132,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000
1227 25th Street	Washington, DC	2011	1988	130,000

Subtotal				4,325,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000
Gateway Overlook	Columbia, MD	2010	2007	223,000

Subtotal				2,245,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (continued) June 30, 2011

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,125,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				2,954,000

TOTAL				12,958,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions June 30, 2011

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations (“FFO”) - is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations (“Core FFO”) is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution (“Core FAD”) is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.